WaferGen Bio-Systems, Inc.

WGBS.OB

Investor Presentation

January 7, 2008

Disclaimer

This presentation contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, including without limitation those statements regarding WaferGen's ability to exploit commercialization opportunities. The statements and discussions contained in this presentation that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as "believes," "expects," "may," "intends," "anticipates," "plans," "estimates" and analogous or similar expressions intended to identify forward-looking statements. WaferGen wishes to caution the reader of this presentation that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements contained herein regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. WaferGen cannot assure or guarantee you that any future results described in this presentation will be achieved, and actual results could vary materially from those reflected in such forward-looking statements. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, other than as may be required by applicable law or regulation.

WaferGen's Mission

To be the platform of choice for genetic analysis and cell monitoring enabling genomics and cell biology from research to clinic.

About WaferGen (WGBS.OB)

WaferGen™

- Operations began in April 2003
- Located in Silicon Valley in Fremont, CA
- **SmartChip™**: Flagship product for gene expression & genotyping
  - First gene expression and genotyping platform to combine high-throughput capability and cost efficiencies of microarrays, with sensitivity and accuracy of real-time PCR
  - Launch & revenue expected in 2009
- **SmartSlide™**: Launched in October 2006; Generating Revenue
  - First fluidics integrated micro-incubator enabling stem cell research and cell biology
  - Selling to stem cell & cell biology scientists, pharmaceutical, clinical & leading academic institutions
  - Key customers include Harvard, Mayo Clinic, Sloan Kettering, Abbott Labs, UCLA, UCSF, NASA, Gladstone Institute, USC, UT-Houston, VA Medical Center, UC Davis, among others

SmartChip™ Opportunity

New paradigm shift - SmartChip™ System Solution



Gene Expression Technologies
30,000
DNA Microarray today
WaferGen's SmartChip Real-Time PCR
Real-Time PCR today
Genes
Dynamic Range
6 logs

- First whole genome / high throughput gene expression Real-Time PCR platform
- Unmatched performance
  - High sensitivity
  - Large dynamic range of 6 logs
  - High throughput on single chip
    - Few genes (10-100) x many samples (100-1000)
    - All genes x single sample in triplicate
  - Integrated solution
- Results in one day

Gene discovery & validation in 1 easy step: saving time & money

Global Market Opportunity

Gene Expression & Genotyping CAGR 10-16%



Gene Expression & Genotyping - Total Addressable Market
($Billion)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.39
$0.65
$1.74
$2.77
$0.84
$1.93
$3.20
$1.08
$2.12
$3.63
$1.30
$2.33
$4.05
$1.49
$2.56
$4.45
$1.64
$2.81
$4.91
$1.81
$3.10
2006
2007E
2008E
2009E
2010E
2011E
2012E
Gene Expression
Genotyping

Source: Frost & Sullivan – U.S. qRT-PCR Markets – October 5, 2006

UBS Investment Research Report Life Sciences Dec 11, 2006, WaferGen estimates, Gene Expression Market = Real Time PCR + Microarray

Market Share Leaders

WaferGen

ABI leader in Real-Time PCR
Affymetrix leader in Whole Genome Gene Expression
Illumina leader in Whole Genome Genotyping



Global Revenue ($Million)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$301
$352
$28
$346
$431
$51
$368
$520
$74
$324
$600
$185
$386
$702
$310
$415
$807
$400
2003
2004
2005
2006
2007E
2008E
Illumina
ABI
Affymetrix

Note: ABI revenue is for Real-Time PCR & RNAi

Source: Lehman Brothers 2007 ; Deutsche Bank Research Report – February 6, 2007; Thomas weisel partners LLC January 25, 2007

Attractive Business Model

WaferGen

"Razor & razor blade" Business model = Strong growth, margins & high valuations

	Affymetrix	ABI	Illumina
Revenue per unit	$163,000	unknown	$500,000 reagent consumption per unit
# of units - Installed base	1,550	Estimated @ 12,000	211
2006 Product Revenue	$324M	$600M (Real-Time PCR & RNAi)	$184.6M
Market Cap	$1.65B	$6.22B	$2.87B

Source: Lehman Brothers 2007 ; Deutsche Bank Research Report – February 6, 2007; Thomas weisel partners LLC January 25, 2007

Share Valuation as of 18 September 2007, unit = instrument

Gene Expression: Challenges

WaferGen™

There are currently two ways to conduct gene expression analysis

Microarray (hybridization)

- Microarrays less sensitive than real-time PCR, poor in discriminating small changes in expression, with only 2-3 logs of dynamic range
- Interrogates only 20-40% of expressed products = danger of missing important gene expression changes
- Microarray results routinely validated with real time-PCR
- Takes weeks for whole genome analysis

Currently no good alternative, time consuming & expensive to validated set of genes starting with microarrays & follow with real-time PCR,

Real-Time PCR (Taqman, SYBR green)

- The gold standard in gene expression
  - high sensitivity
  - 6 logs dynamic range
  - excellent data quality
- Time consuming – requires months for whole genome analysis
- Applicable to 1 gene/assay
- Low throughput - few samples at a time
- Expensive - $1-1.50 per gene/assay

Despite its drawbacks, it is still the gold standard for gene expression analysis.

SmartChip™ Competitive Analysis

WaferGen

	Microarray	Real-Time PCR	SmartChip™
Whole Genome	Yes	No	**Yes**
Dynamic Range	2 to 3 logs	6 logs	**6 logs**
Quantitative	Semi	Yes	**Yes**
Number of Samples per run	1 Sample / 30,000 genes	Few samples (96-384) x few genes	**1 Sample / 30,000 genes Many genes x many samples**
Sensitivity	100,000 starting copies	1-10 starting copies	**1-10 starting copies**
Project Process	Multiple steps	Two steps	**Single step**
Time per run	20 hours	2 hours	**< 1 hour**
Whole Genome Assay Time	Days	Months	**Day**
Cost / whole genome	$1000 plus cost validation	>$100,000-185,000	**$1000**
Cost / gene	3.3 cents + real-time PCR validation cost	$1-$2	**3.3 cents**

From Research to the Clinic

WaferGen™

Increase use of Gene Expression for biomarker discovery & toxicology



Research
Clinic
Discovery
Validation and Optimization
Pre-clinical & Clinical Trials
Diagnostics
Whole Genome
Many Genes & Few Samples
Gene Sets
Few Genes & Many Samples
SmartChip

WaferGen's SmartChip™ platform will provide standardized solution from discovery through molecular diagnostics

SmartChip™ - Simple to Use



WGG (whole genome gene expression) SmartChip
Gene Specific Primers
forward & reverse
RT-PCR Enzyme
Master Mix
DNA Binding Dye
Passive Reference Dye



System Action:
RT >>>> 5-10 minutes
65°C
PCR >>> 10 minutes
58°C to 95°C



Client Adds:
Sample + Metal Ion



Real-Time PCR Results in One Day
Results:
One Day
Whole genome (WGG)
Real-Time PCR results

SmartChip™ Work Flow

@ WaferGen



GATCGA
TAGCATT

Panel of genes selected



Selected genes deposited on SmartChip using Wafergen's factory dispenser

Desiccation



Sealed SmartChip shipped to customer on ice

@ Customer lab



Sample



SmartChip



Sample loading

Load



Wafergen Cycler and imager

33k results



Automated analysis of Ct, Tm etc. Flagging of suspect reactions. Export of data in XML for import into database

Why Clients Will Switch to SmartChip™

WaferGen

Pharmaceutical Clinical Trial Workflow Comparison: TaqMan & SmartChip™ for a 240 patients, 960 Samples, 25 genes

Real-time PCR reactions with TaqMan

- RNA isolation/ quantitation/ reverse transcription
- 25 genes, one gene at a time
- Reagent for 188 x 384 plates of reactions (10 ul assays)
- At least 300 hours to finish project



Real-time PCR reactions on SmartChip™

- RNA isolation/ quantitation
- 100 nL assays
- 960 x 25 = 24,000 reactions on a single SmartChip™
- Less than 24 hours to finish project



With SmartChip™
1 Easy Step
Saving Time & Money

SmartChip™ - Product Road Map

WaferGen™



2007
2008
2009
SmartChip™ System Milestones
1Q 2Q 3Q 4Q
1Q 2Q 3Q 4Q
1Q 2Q 3Q 4Q
Material Test Bench Detection Prototype
Development
Final Chip Prototype & Toxicology Gene Panel Assays
Development
Alpha Testing SmartChip™ System
Development
Beta Testing SmartChip™ System with Pharmaceutical Client
Beta Test
SmartChip™ System Early Access Program
Launch
Fund raising complete

Recent SmartChip™ Developments

- Demonstrated feasibility of small volume, single-step enzyme assays; initial batch of 949 100 nL assays developed.
- Whole Genome chip with 31,750 wells in an SBS format tested and finalized. Each well will support a qPCR reaction of 100 nL.
- Alpha instrument with sample dispenser and thermocycler being tested and finalized.
- Dr. Steve Shapiro, Dean of University of Pittsburgh Medical Center and one of the world's foremost lung cancer researchers will begin SmartChip™ alpha testing 1st quarter of 2008.
- Optimized 949 100 nL assays related to lung diseases, oncology and immunology in preparation for alpha testing at UPMC.


x um sq
y um pitch

Enlarged image of micro wells

Assay Development Status

	Oncology	Toxicology	Total
Assays designed	900	49	949
Primers ordered	900	48	948
Assays Tested	900	48	948
Assays Passed	879	48	927
Assays failed	21	0	21

Nano-volume QPCR: Demonstration of Assay sensitivity: ERBB2 Gene Expression In MCF-7 Total RNA: SYBR Green

WaferGen

1000pg
10ul


Amplification Curves
Cycles

500pg
5ul


Amplification Curves
Cycles

100pg
1ul


Amplification Curves
Cycles

50pg
500nL


Amplification Curves
Cycles

20pg
200nL


Amplification Curves
Cycles

10pg ~ single cell
100nL


Amplification Curves
Cycles

Assay Performance Comparison


ERBB2 Expression in MCF-7 RNA
40
35
30
25
20
15
10
5
0
Mean Ct
100ng
10ng
1ng
Amt of RNA/rxn
ABI Taqman
WaferGen


HPRT Expression in MCF-7 RNA
40
35
30
25
20
15
10
5
0
Mean Ct
100ng
10ng
1ng
Amt of RNA/Rxn
ABI Taqman
WaferGen

Market the first whole genome/high throughput gene expression Real-time PCR platform to pharmaceutical/biotech companies & academic institutions

Initial Focus:

- Cancer, toxicogenomics, clinical research & biomarker discovery

Follow-on Application:

- Whole genome gene expression & genotyping

Future Potential:

- Molecular diagnostics applications

WaferGen

Novel Platform for Stem Cell & Cell Biology Researchers

The first of a kind fluidics integrated micro-incubator for stem cell & primary cell - differentiation, characterization & proliferation





SmartSlide™ platform total addressable markets exceed $970 million

- Live cell imaging research applications ($770 million)
- Clinical applications such as:
  - In-vitro fertilization
  - Cancer stem cell / chemotherapy monitoring
  - Infectious diseases
- Pilot to scale-up bioprocessing ($200 million)

SmartSlide™ Market

- SmartSlide's total addressable market cell imaging is represented by the total number of research laboratories that own/use inverted microscopes for cell research

- 35,150 research labs throughout the world own/use inverted microscopes for cell research

SmartSlide™ cell imaging addressable market is more than $770M

SmartSlide™ Customers

Leveraging SmartSlide™ Customers for SmartChip™

Early-Adopter Academic & Clinical Customers

- Harvard
- Mayo Clinic
- Sloan Kettering
- UCLA
- NASA
- VA Medical Center
- National Institute of Health

Early-Adopter Pharmaceutical Company Customers

- Abbott Labs
- Eisai Research
- Celprogen

SmartSlide™ Business Strategy

WaferGen

Market the first integrated fluidics exchange micro-incubator to stem cell & primary cell researchers, as well as cell biologists

Initial Focus:

- Stem cell and primary cell research; imaging applications

Follow-On Applications:

- In-vitro fertilization, cancer stem cell/chemotherapy monitoring, and infectious diseases

Future Potential:

- Pilot to scale up bioprocessing, a $200 million market

Recent SmartSlide™ Developments

- First Customer Shipment (FCS) of SmartSlide 200 Micro Incubator to renowned stem cell researcher Dr. Paul J. Simmons, Ph.D of the University of Texas-Houston Institute of Molecular Medicine Center for Stem Cell Research. The SmartSlide 200 is the first perfusion based fluidics exchange micro-incubator system in the market.
- Additional placements of SmartSlide Micro-Incubation systems to key academic institutions such as Gladstone Institute, UCSF and University of Florida.
- Process of signing up international distributors in Australia, Singapore, UK, Germany and France.
- Secured and trained Japanese distributors; undergoing test marketing.

Status of Intellectual Property

WaferGen™

Patent applications and in-licensed patents covering products, methodologies, system integration & applications

- Patent applications have been filed for:
  - High-throughput Real-Time PCR
  - The SmartChip™ Product
  - Pico-dispenser
  - NanoPMT array
  - Floating gate FET
  - Cell assay chip
  - pH sensor
  - SmartSlide Micro-Incubator
- PCR device patents and patent applications in-licensed exclusively from TU Delft

WaferGen

Strong track record of creating shareholder value (>$12 billion) & commercializing successful products for leading biotech companies

Alnoor Shivji - Co-Founder, Chairman & CEO

- Mr. Shivji has had multiple successful experiences starting & managing high-tech companies
- Founded or co-founded multiple industry transforming companies including Cyras Systems, Fiberlane Communications, and OSIware
  - Cyras Systems sold to Ciena for > $1.2 billion in 2001
  - Fiberlane Communications split into Cerent (acquired by Cisco for $6.9 billion) & Siara Systems (acquired by Redback Networks for $4.3 billion).
- Previously a General Partner with VC firm Global Asset Capital
  - Possesses long history advising and investing in Silicon Valley start-ups

David Gelfand, Ph.D. – CSO

- Inventor of *Thermus Aquaticus (Taq)* DNA Polymerase for use in PCR
- One of the world's foremost experts on PCR and DNA sequencing
- Distinguished scientist credit as author on more than 45 key patents
- Recipient of 1990 U.S. Distinguished Inventor Award
- Formerly a top scientist at Roche Molecular Systems and Cetus

Management Team (continued)

Terry W. Osborn, Ph.D., MBA - Chief Operating Officer
- VP & GM at Nichols Institute; helped grow revenues from $55 million to $300 million.
- CEO of Gene Express; commercialized & launched genomic biomarker products to blue-chip pharmaceutical customers

Victor Joseph - Co-founder & CTO
- Extensive experience in silicon, ink jet technology & delivery systems; 6 patents, 6 pending
- Hewlett Packard; Cisco; Siemens

Amjad Huda - Co-founder & CFO
- Over 17 years in a variety of high tech finance & operations positions
- Nortel Networks; Coopers & Lybrand; KPMG; General Foods

Mona Chadha, - **VP Marketing & Business Development**
- 16 years of global commercialization experience at top tier companies, Introduced ABI's flagship Real-Time PCR Platform, strategies generated 100 of millions dollars in revenue
- ABI/Applera; Pharmacia; Clontech /Takara; Nektar Therapeutics

Dr. Sharat Singh, PhD – Senior VP Research & Development
- Extensive experience in leading cross functional teams, 100 patents
- Aclara/Monogram Biosciences; Svya/syntex

Christopher Maki, - VP Worldwide Sales
- Extensive experience in life science instrument sales and distribution
- Molecular Devices, Universal Imaging, Vollum Institute

Recent Corporate Developments

- Completed $12 Million Private Placement
- Strengthened Corporate Leadership
  - Dr. David Gelfand, world-renowned expert on PCR, named Chief Scientific Officer
  - Dr. Eugene Bower, former Dean of Medicine at Stanford, named Chairman of Scientific Advisory Board
  - Addition of SVP of Research & Development and VP of Worldwide Sales
  - Joel Kantor Added to Board of Directors
- Significant Progress in Establishing Malaysian Subsidiary
  - Appointment of Board Members and Country Manager
  - Operational and Legal Activities Underway for Establishment of Entity

Investor Highlights

- WaferGen's SmartChip™ System has the potential to do in a single day what now takes competitors weeks or months at a fraction of the cost
- WaferGen has the opportunity to standardize SmartSlide™ as the platform of choice for stem cell, primary cell researchers & cell biologists
- The markets for both the SmartChip and SmartSlide products are considerable and present WaferGen with significant revenue potential
- Management team has a strong track record in developing & commercializing successful products for leading companies

Contact Info

Alnoor Shivji, Chairman & CEO
ashivji@wafergen.com
+1 (408) 455-3451

46531 Fremont Blvd
Fremont, CA 94538